UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 2, 2024

Enviva Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7272 Wisconsin Ave.	Suite 1800
Bethesda,	MD	20814
(Address of principal executive offices)		(Zip code)

(301)	657-5560
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 2, 2024, Enviva Inc. (the “Company”) received a notice (the “NYSE Notice”) from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Form 10-K”) with the Securities and Exchange Commission (the “SEC”).

The NYSE Notice has no immediate effect on the listing of the Company’s common stock on the NYSE. The NYSE Notice informed the Company that, under NYSE rules, the Company has six months from April 1, 2024 to regain compliance with the NYSE listing standards by filing the Form 10-K with the SEC. If the Company fails to file the Form 10-K within the six-month period, the NYSE may, in its sole discretion, grant an extension of up to six additional months for the Company to regain compliance. The NYSE Notice also indicates that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

As previously reported in the Company’s Notification of Late Filing on Form 12b-25 filed with the SEC on March 15, 2024 (the “Form 12b-25”), the Company was unable to file the Form 10-K within the prescribed period because on March 12, 2024, the Company and certain of its subsidiaries filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code (the “Chapter 11 Cases”) in the U.S. Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”). As previously disclosed, the Company is required to obtain approval of the Bankruptcy Court to retain the services of the Company’s independent registered public accounting firm in order to complete the audit of its financial statements for the year ended December 31, 2023. Given the Bankruptcy Court approval requirement, as well as the considerable time and resources of the Company’s management devoted to the Chapter 11 Cases, the Company was unable to prepare and timely file its Form 10-K on or before April 1, 2024, the end of the extension period provided by the Form 12b-25.

The Company is working diligently to complete the necessary work to file the Form 10-K as soon as practicable and currently expects to file the Form 10-K within the six-month period granted by the NYSE Notice; however, there can be no assurance that the Form 10-K will be filed within such period.

On April 8, 2024, the Company issued a press release regarding receipt of the NYSE Notice, among other items. The press release is filed as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 3.01.
Item 9.01.    Financial Statements and Exhibits.
Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release, dated April 8, 2024.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.
ENVIVA INC.

Date: April 8, 2024    By:     /s/ Jason E. Paral
Name:    Jason E. Paral
Title:    Executive Vice President, General Counsel, and Secretary
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